Nauticus Robotics Announces Results for Year-End 2024 HOUSTON, April 15, 2025 – Nauticus Robotics, Inc. (“Nauticus” or “Company) (NASDAQ: KITT), a leading innovator in subsea robotics and software, today announced its financial results for the year-end December 31, 2024. John Gibson, Nauticus Robotics President and CEO, stated, “I am proud to be part of this amazing team giving their all to make Nauticus a premier offshore technology provider. I thank the employees, investors, shareholders, and all those following our journey for your unwavering support." Company Highlights Nauticus experienced a transformational year in 2024. The company’s shift from a research and development company into a commercial, revenue generating company is well underway. The company continues to deliver high-value solutions to customers by pushing technological boundaries. 2025 will continue to be a year of change as Nauticus works to transition offshore inspection operations from fully tethered execution to autonomous, untethered execution. The company’s combined offering of an Aquanaut vehicle and a remotely operated vehicle (ROV) on a single vessel is already sparking customer discussions on better ways of working. They are showing eagerness to fit this operational model into their current plans and are already thinking of how their execution models will change. Operational Highlights The Aquanaut vehicle completed its first deepwater testing in 2024 that resulted in immediate commercial work by the end of the season. Due to this success, Nauticus is executing contracts with current customers to perform their 2025 Gulf Coast scope. Discussions with new customers are ongoing and expected to further increase the offshore pipeline. Two Aquanaut vehicles are now built and undergoing their final checks before the start of the season. The ToolKITT software team confirmed operations on an existing ROV in the fourth quarter of 2024. The initial tests reinforced the idea that augmenting an ROV’s existing software will enable customers to reduce their overall subsea operational cost. The team continues to build out the software and is targeting its first commercial ToolKITT ROV product release in 2025. In 2024, the Olympic Arm team completed its initial design of the fit-for-purpose electric manipulator for installation on Aquanaut vehicles and existing ROVs. The team expects these first units to be complete and tested in 2025 for installation on an Aquanaut vehicle by the end of the year. This will make Aquanaut the first autonomous underwater vehicle with autonomous manipulators. The Government team worked with its largest customer throughout 2024 to establish a formal alliance to address emerging challenges. Governmental contracting has longer lead time, larger upside, and greater stability than seasonal commercial contracts. The team is eager to pursue these opportunities.

In 2024, Nauticus began acquisition discussions with SeaTrepid International as a complementary business strategy. The company was pleased to announce the completion of the acquisition in Q1 of 2025. SeaTrepid brings a wealth of offshore operational experience and customer relationships. Existing SeaTrepid customers and contract relationships provide easy access to a broader group of early adopters. SeaTrepid and Nauticus legacy customers are welcoming this combined offering of a vessel with both an Aquanaut vehicle and an ROV onboard. By installing ToolKITT on both vehicles, the first subsea robotic collaboration solution will be realized, and customers should see the immediate value. SeaTrepid’s location in Robert, Louisiana provides a testing facility with closer proximity to the launching location for offshore Gulf Coast operations, improving logistics and reducing costs. Nauticus looks forward to an exciting 2025. The company believes it is well positioned to have substantial revenue growth and margin improvement year over year. Financial Highlights Revenue: Nauticus reported fourth-quarter revenue of $0.5 million, compared to $1.1 million for the prior-year period and $0.4 million for the prior quarter. Full year revenue for 2024 was $1.8 million compared to $6.6 million for full year 2023. Operating Expenses: Total expenses during the fourth quarter were $6.5 million, a $28.8 million decrease from the prior-year period and a $0.6 million increase from Q3 2024. Total expenses for full year 2024 were $24.9 million, a decrease of $36.8 million from the prior year. Prior year fourth quarter included impairment of property and equipment costs of $25.4 million. Adjusted Net Loss: Nauticus reported adjusted net loss of $6.9 million for the fourth quarter, compared to an adjusted net loss of $8.8 million for the same period in 2023. The adjusted net loss for full year 2024 was $26.1 million, compared to an adjusted net loss of $34.3 million for the prior year. Adjusted net loss is a non-GAAP measure which excludes the impact of certain items, as shown in the non-GAAP reconciliation table below. Net Loss: For the fourth quarter, Nauticus recorded a net loss of $84.5 million, or basic loss per share of $21.59. This compares with a net loss of $39.5 million from the same period in 2023, and a net income of $17.9 million in the prior quarter. A net loss of $134.9 million, or basic loss per share of $36.73 was reported for full year 2024 compared to a net loss of $50.7 million for the prior year. This net loss includes a non-cash impact for debt and warrant accounting of $77.2 million in the fourth quarter and $106.4 million for the full year. 2024 G&A Cost: Nauticus reported G&A fourth-quarter costs of $3.9 million, which is an increase of $2.7million compared to the same period in 2023 and a $1.1 million increase from the third quarter. G&A costs for full year 2024 were $13.4 million, a decrease of $4.9 million from the prior year. The fourth quarter of 2024 includes bonus costs of $0.9 million. Balance Sheet and Liquidity As of December 31, 2024, the Company had cash and cash equivalents of $1.2 million, compared to $0.8 million as of December 31, 2023.

In Q1 2025 the Company conducted At The Market offerings, in which it issued and sold almost 7.5 million shares for net proceeds of $19.4 million. Restated Financials Restated financials were also filed on April 15, 2025 for the quarters ended March 31, June 30 and September 30 2024 due to a correction of accounting treatment for a Q1 2024 debt transaction. Conference Call Details Nauticus will host a conference call on April 16, 2025 at 9:00 a.m. Central Time (10:00 a.m. Eastern) to discuss its results for the fourth quarter and full year ending December 31, 2024. To participate in the earnings conference call, participants should dial toll free at +1-800-549- 8228, conference ID: 38945, or access the listen-only webcast at the following link: https://events.q4inc.com/attendee/490899486. A link to the webcast will also be available on the Company's website (https://ir.nauticusrobotics.com/). Following the conclusion of the call, a recording will be available on the Company's website. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 15, 2025. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

NAUTICUS ROBOTICS, INC. CONSOLIDATED BALANCE SHEETS December 31, 2024 December 31, 2023 ASSETS Current Assets: Cash and cash equivalents $ 1,186,047 $ 753,398 Restricted certificate of deposit 52,151 201,822 Accounts receivable, net 238,531 212,428 Inventories 880,594 2,198,797 Prepaid expenses 1,389,434 1,889,218 Other current assets 573,275 1,025,214 Assets held for sale 750 2,940,254 Total Current Assets 4,320,782 9,221,131 Property and equipment, net 17,115,246 15,904,845 Operating lease right-of-use assets 1,094,743 834,972 Other assets 154,316 187,527 Total Assets $ 22,685,087 $ 26,148,475 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current Liabilities: Accounts payable $ 5,916,693 $ 7,035,450 Accrued liabilities 5,602,721 7,339,099 Contract liability 346,279 2,767,913 Operating lease liabilities - current 435,307 244,774 Total Current Liabilities 12,301,000 17,387,236 Warrant liabilities 181,913 18,376,180 Operating lease liabilities - long-term 768,939 574,260 Notes payable - long-term, fair value option (related party) 2,583,832 - Notes payable - long-term, net of discount (related party) 13,820,366 23,833,848 Notes payable - long-term, net of discount 12,531,332 - Other liabilities 895,118 - Total Liabilities $ 43,082,500 $ 67,935,325 Stockholders’ Deficit Series A Convertible Preferred Stock $0.0001 par value; 40,000 shares authorized, 35,434 shares issued and 35,034 outstanding. $ 4 $ - Common stock, $0.0001 par value; 625,000,000 shares authorized, 9,761,895 and 1,389,884 shares issued, respectively, and 9,761,895 and 1,389,884 shares outstanding, respectively. (As adjusted) 976 139 Additional paid-in capital (As adjusted) 233,342,188 77,004,714 Accumulated other comprehensive loss (42,229) - Accumulated deficit (253,698,352) (118,791,703) Total Stockholders’ Deficit (20,397,413) (41,786,850) Total Liabilities and Stockholders' Deficit $ 22,685,087 $ 26,148,475

NAUTICUS ROBOTICS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended Twelve Months Ended 12/31/2024 12/31/2023 9/30/2024 12/31/2024 12/31/2023 Revenue: Service $ 471,223 $ 1,063,603 $ 370,187 $ 1,807,472 $ 6,605,852 Service - related party - - - - 500 Total revenue 471,223 1,063,603 370,187 1,807,472 6,606,352 Costs and expenses: Cost of revenue (exclusive of items shown separately below) 2,114,837 4,444,682 2,648,019 9,732,205 11,928,931 Depreciation 452,970 242,360 446,087 1,736,828 729,412 Research and development 19,316 414,678 - 82,850 1,399,560 General and administrative 3,867,232 1,194,961 2,845,956 13,370,486 18,271,832 Severance - 1,075,408 - - 1,476,636 Impairment of property and equipment - 25,354,791 - - 25,354,791 Loss on contract - 2,542,913 - - 2,542,913 Total costs and expenses 6,454,355 35,269,793 5,940,062 24,922,369 61,704,075 Operating loss (5,983,132) (34,206,190) (5,569,875) (23,114,897) (55,097,723) Other (income) expense: Other expense (income), net (55,012) (388,328) 143,573 110,361 627,580 Loss on lease termination 42,618 453,162 - 18,721 453,162 Foreign currency transaction loss (gain) 40,320 (12,041) 11,833 61,597 44,020 Loss on extinguishment of debt 48,870,991 - - 127,605,940 - Loss on exchange of warrants - - - - 590,266 Change in fair value of warrant liabilities (211,181) 3,872,731 (615,505) (13,559,010) (14,902,427) Change in fair value of New Convertible Debentures 28,123,852 - (24,199,071) (7,989,948) - Change in fair value of November 2024 Debentures 435,864 - - 435,864 - Interest expense, net 1,309,931 1,410,875 1,157,468 5,108,227 8,776,277 Total other (income) expense, net 78,557,383 5,336,399 (23,501,702) 111,791,752 (4,411,122) Net income (loss) attributable to common stockholders (84,540,515) (39,542,589) 17,931,827 (134,906,649) (50,686,601) Basic earnings (loss) per share $ (21.59) $ (34.56) $ 6.70 $ (36.73) $ (44.57) Diluted loss per share $ (21.59) $ (34.56) $ (0.36) $ (36.73) $ (44.57) Basic weighted average shares outstanding 3,915,684 1,144,217 2,676,003 3,673,197 1,137,318 Diluted weighted average shares outstanding 3,915,684 1,144,217 15,289,163 3,673,197 1,137,318

NAUTICUS ROBOTICS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, 2024 2023 Cash flows used in operating activities: Net loss $ (134,906,649) $ (50,686,601) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 1,736,828 729,412 Accretion of debt discount 411,705 4,033,330 Loss on extinguishment cost 127,605,940 - Amortization of debt issuance cost 664,690 52,092 Capitalized paid-in-kind (PIK) interest 900,383 - Accretion of RCB Equities #1, LLC exit fee 97,694 27,608 Stock-based compensation 2,303,054 4,427,073 Loss on exchange of warrants - 590,266 Change in fair value of warrant liabilities (13,559,010) (14,902,427) Change in fair value of New Convertible Debentures (7,989,948) Change in fair value of November 2024 Debentures 435,864 - Non-cash lease expense 504,097 346,714 Interest expense assumed into Convertible Senior Secured Term Loan - 378,118 Impairment of property and equipment - 25,354,791 Settlement of liquidated damages with Common Stock - 3,685,629 Loss on disposal of assets 19,202 82,604 Loss on lease termination 18,721 453,162 Gain on short-term investments - (40,737) Other notes payable adjustments 115,394 - Changes in operating assets and liabilities: Accounts receivable (26,103) 1,410,006 Inventories (58,683) (11,581,138) Contract assets - 573,895 Prepaid expenses and other assets 1,145,670 2,707,815 Accounts payable and accrued liabilities (1,696,525) 8,241,528 Contract liabilities (2,421,634) 2,767,913 Operating lease liabilities (397,375) (338,979) Other liabilities 895,118 - Net cash used in operating activities (24,201,567) (21,687,926) Cash flows from (used in) investing activities: Capital expenditures (501,600) (11,633,153) Proceeds from sale of assets held for sale 676,177 - Proceeds from sale of property and equipment 5,705 38,704 Proceeds from sale of short-term investments - 5,000,000 Net cash from (used in) investing activities 180,282 (6,594,449) Cash flows from financing activities: Proceeds from notes payable 14,305,000 11,096,884 Payment of debt issuance costs on notes payable (1,316,791) (607,500) Proceeds from November 2024 Convertible Debentures 2,150,000 - Proceeds from At the Market (ATM) offering 9,857,857 - Payment of ATM commissions and fees (499,903) - Proceeds from exercise of warrants - 338,055 Proceeds from exercise of stock options - 421,175

Net cash from financing activities 24,496,163 11,248,614 Effect of changes in exchange rates on cash and cash equivalents (42,229) - Net change in cash and cash equivalents 432,649 (17,033,761) Cash and cash equivalents, beginning of year 753,398 17,787,159 Cash and cash equivalents, end of year $ 1,186,047 $ 753,398

NAUTICUS ROBOTICS, INC. Reconciliation of Net Loss Attributable to Common Stockholders (GAAP) to Adjusted Net Loss Attributable to Common Stockholders (NON-GAAP) Adjusted net loss attributable to common stockholders is a non-GAAP financial measure which excludes certain items that are included in net loss attributable to common stockholders, the most directly comparable GAAP financial measure. Items excluded are those which the Company believes affect the comparability of operating results and are typically excluded from published estimates by the investment community, including items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Adjusted net loss attributable to common stockholders is presented because management believes it provides useful additional information to investors for analysis of the Company’s fundamental business on a recurring basis. In addition, management believes that adjusted net loss attributable to common stockholders is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies such as Nauticus. Adjusted net loss attributable to common stockholders should not be considered in isolation or as a substitute for net loss attributable to common stockholders or any other measure of a company’s financial performance or profitability presented in accordance with GAAP. A reconciliation of the differences between net loss attributable to common stockholders and adjusted net loss attributable to common stockholders is presented below. Because adjusted net loss attributable to common stockholders excludes some, but not all, items that affect net loss attributable to common stockholders and may vary among companies, our calculation of adjusted net loss attributable to common stockholders may not be comparable to similarly titled measures of other companies. Three Months Ended Twelve Months Ended 12/31/2024 12/31/2023 9/30/2024 12/31/2024 12/31/2023 Net income (loss) attributable to common stockholders (GAAP) $ (84,540,515) $ (39,542,589) $ 17,931,827 $ (134,906,649) $ (50,686,601) Loss on extinguishment of debt 48,870,991 - - 127,605,940 - Change in fair value of warrant liabilities (211,181) 3,872,731 (615,505) (13,559,010) (14,902,427) Change in fair value of New Convertible Debentures 28,123,852 - (24,199,071) (7,989,948) - Change in fair value of November 2024 Debentures 435,864 - - 435,864 - Impairment of property and equipment - 25,354,791 - - 25,354,791 Stock compensation expense 430,550 432,053 532,539 2,303,054 4,427,073 Severance - 1,075,408 - - 1,476,636 Adjusted net loss attributable to common stockholders (non-GAAP) $ (6,890,439) $ (8,807,606) $ (6,350,210) $ (26,110,749) $ (34,330,528)